Summary Prospectus	Investor and Service Class Shares

NOVEMBER 29, 2017

UltraShort Dow 30 ProFund

CLASS	TICKER	CUSIP

Investor	UWPIX	74318A-372

Service	UWPSX	74318A-364

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated November 29, 2017, and Statement of Additional Information, dated November 29, 2017, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/ProFundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

2	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

Important Information About the Fund

The UltraShort Dow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. The return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Dow Jones Industrial AverageSM (the “Index”) for that period. For periods longer than a single day, the Fund will lose money when the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund is different from most funds in that it seeks inverse leveraged returns relative to the Index and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively manage and monitor their investments, as frequently as daily.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.40%	1.40%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.15%	3.15%
Fee Waivers/Reimbursements*	-0.37%	-0.37%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*	ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through November 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$637	$1,120	$2,454
Service Class	$281	$937	$1,617	$3,432

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as two times the inverse (-2x) of the daily return of the Index. The Index is a price-weighted index that includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; except that, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire Index is reviewed. As of September 30, 2017, the Index included companies with capitalizations between $33.8 billion and $796.0 billion. The average capitalization of the companies comprising the Index was approximately $209.8 billion. The Index is published under the Bloomberg ticker symbol “INDU.”

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	3

The derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate, on a daily basis, the performance of two times the inverse (-2x) of the Index. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.

At the close of the U.S. securities markets on each trading day, the Fund will seek to position its portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be repositioned. For example, if the Index has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from two times the inverse (-2x) of the return of the Index over the same period. The Fund will lose money if the level of the Index is flat, and it is possible that the Fund will lose money even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2017, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund.

Risks Associated with the Use of Derivatives — The Fund may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of

4	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage could result in the total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of a shareholder’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. The use of leverage may also magnify any differences between the performance of the Fund and its underlying Index or benchmark.

Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period, which is likely to be either better or worse than the Index performance times the stated multiple in the Fund’s investment objective, before accounting for fees and Fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the daily return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended September 30, 2017 was 11.74%. The Index’s highest September to September volatility rate during the five-year period was 15.25% (September 30, 2015). The Index’s annualized total return performance for the five-year period ended
September 30, 2017 was 13.56%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Principal Risks Specific to ProFunds — Compounding Risk” in the back of the Fund’s Full Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of
Additional Information.

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s net

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	5

asset value (“NAV”) each day may differ, perhaps significantly, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions or extreme market volatility will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the Fund will have perfect inverse exposure (i.e., -2x) to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk — The Fund will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”). If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking investment results that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally decrease when market conditions cause the level of the Index to rise.

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value.

Inverse Correlation Risk — Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.

Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may

6	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep inverse leverage consistent with a single day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements and futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements and futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

Tax Risk —  In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk —  In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2011): 18.64%;

Worst Quarter (ended 9/30/2009): -27.47%.

The year-to-date return as of the most recent quarter, which ended September 30, 2017, was -25.02%.

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	7

Average Annual Total Returns

as of December 31, 2016

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				07/22/04
– Before Taxes	-30.26%	-26.24%	-22.55%
– After Taxes on Distributions	-30.26%	-26.24%	-22.67%
– After Taxes on Distributions and Sale of Shares	-17.13%	-16.56%	-11.24%
Service Class Shares	-30.93%	-27.05%	-23.35%	07/22/04
Dow Jones Industrial AverageSM#	16.50%	12.91%	7.51%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund’s shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors and should only be used by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results (i.e., -2x). Shareholders should actively manage and monitor their investments, as frequently as daily.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have jointly and primarily managed the Fund since October 2013.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

1.	Go to www.icsdelivery.com
2.	Select the first letter of your brokerage firm’s name.
3.	From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.	Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: ProFunds.com

Investment Company Act File No. 811-08239
UWP-NOV17